Fees Summary	Feb. 02, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	7,008.78
Total Transaction Valuation	50,751,493.93
Total Offset Amount	0
Net Fee	$ 7,008.78